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                                                                    EXHIBIT 23.8

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mid-West CAD, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                          /s/KPMG Peat Marwick LLP

Kansas City, Missouri
October 7, 1997